EXHIBIT 10.1

THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT AND OTHER TRANSACTION DOCUMENTS

This THIRD AMENDMENT TO Master Repurchase Agreement AND OTHER TRANSACTION DOCUMENTS, dated as of April 21, 2026 (this “Amendment”), by and among SCREDIT Mortgage Funding Sub-1, LLC, SCREDIT Mortgage Funding Sub-1-T, LLC and SCREDIT CA FUNDINGS, LLC, each a Delaware limited liability company (collectively, “Seller”), as seller, CITIBANK, N.A., a national banking association (including any successor and assigns thereto, “Purchaser”), as purchaser, and acknowledged and agreed to by STARWOOD CREDIT REAL ESTATE INCOME TRUST, a Maryland statutory trust (“Guarantor”), as guarantor. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Purchaser entered into that certain Master Repurchase Agreement, dated as of December 14, 2023, as amended by that certain First Amendment to Master Repurchase Agreement and Other Transaction Documents dated as of April 17, 2024 and that certain Second Amendment to Master Repurchase Agreement and Other Transaction Documents dated as of June 21, 2024 (the “Original Repurchase Agreement”; as amended by this Amendment and as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”);

WHEREAS, in connection with the Original Repurchase Agreement, Seller and Purchaser entered into that certain fee letter agreement, dated as of December 14, 2023 as amended by that that certain Second Amendment to Master Repurchase Agreement and Other Transaction Documents dated as of June 21, 2024 (the “Original Fee Letter”; as amended by this Amendment and as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time, the “Fee Letter”);

WHEREAS, Seller and Purchaser each desire to make certain modifications to the Original Repurchase Agreement, the Original Fee Letter and the other Transaction Documents pursuant to and the terms and conditions of this Amendment;

WHEREAS, it is a condition to the effectiveness of this Amendment that Guarantor reaffirms the terms and conditions of the Guaranty; and

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

Amendment TO ORIGINAL REPURCHASE AGREEEMNT

(a)
The definition of “Initial Facility Expiration Date” set forth in Section 1 of the Original Repurchase Agreement is hereby amended and restated in its entirety as follows:

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“Initial Facility Expiration Date” shall mean April [__], 2028.

ARTICLE 2

Amendment TO ORIGINAL FEE LETTER

(b)
The definition of “Funding Fee” set forth in Section 1 of the Original Fee Letter is hereby amended and restated in its entirety as follows:

“Funding Fee” shall mean, with respect any Purchased Asset, a non-refundable fee equal to the product of (a) twenty-five basis points (0.25%) multiplied by (b) the following, as applicable:

(i)
on the Purchase Date of such Purchased Asset, an amount equal to the Maximum Purchase Price of such Purchased Asset; and
(ii)
on each one year anniversary of the Closing Date, an amount equal to the Maximum Purchase Price of such Purchased Asset; and
(iii)
on the date on which any Future Funding Advance Draw is made with respect to such Purchased Asset, the amount of such Future Funding Advance Draw;

provided, that such Funding Fee, as described above, shall be prorated, based on the earlier of (a) in the case of clauses (i) and (iii) above, the next succeeding one-year anniversary of the Closing Date and (b) in the case of clauses (i), (ii) or (iii) above, if the Repurchase Date of the related Purchased Asset(s) is scheduled to occur prior to the next succeeding one-year anniversary of the Closing Date, such scheduled Repurchase Date (the date used for such proration under the preceding clauses (a) or (b) above, if applicable, the “Prorated Funding Fee Date”, and any such Purchased Asset where clauses (a) or (b) apply, a “Prorated Funding Fee Asset”). The prorated Funding Fee shall be equal to the product of (A) the applicable Funding Fee as described in this definition and (B) a fraction (expressed as a percentage), (1) the numerator of which shall be the number of days from and including the applicable date described in clauses (i), (ii) or (iii) above, as applicable, to but excluding the applicable Prorated Funding Fee Date and (2) the denominator of which shall be 365; provided, further, that, in the case of any Prorated Funding Fee Asset for which clause (b) above applies, if such Prorated Funding Fee Asset is not repurchased on or before the applicable scheduled Repurchase Date for any reason (e.g., such scheduled Repurchase Date being extended as provided under the terms of the Repurchase Agreement or if Sellers fail to repurchase such Prorated Funding Fee Asset on the applicable Repurchase Date), Sellers shall be required to pay an additional Funding Fee to Purchaser in an amount equal to (a) twenty-five basis points (0.25%) multiplied by (b) the applicable Maximum Purchase Price or the amount of such Future Funding Advance Draw, as applicable, multiplied by (c) a fraction (expressed as a percentage), (1) the numerator of which shall be the number of days from and including the applicable scheduled Repurchase Date to but excluding the next succeeding one year anniversary of the Closing Date and (2) the denominator of which shall be 365.

(c)
The definition of “Maximum Facility Amount” set forth in Section 1 of the Original Fee Letter is hereby amended and restated in its entirety as follows:

“Maximum Facility Amount” shall mean $800,000,000.

ARTICLE 3

Amendment to OTher transaction documents
(d)
Each Transaction Document is hereby amended such that each reference to the “Repurchase Agreement” or the “Master Repurchase Agreement” shall mean the Original Repurchase Agreement as amended by this Amendment, as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time.
(e)
Each Transaction Document is hereby amended such that each reference to the “Fee Letter” shall mean the Original Fee Letter as amended by this Amendment, as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time.
ARTICLE 4

Representations
(f)
Seller represents and warrants to Purchaser, as of the date of this Amendment, as follows:
(i)
it is duly authorized to execute and deliver this Amendment and has taken all necessary action to authorize such execution, delivery and performance;
(ii)
the person signing this Amendment on its behalf is duly authorized to do so on its behalf;
(iii)
the execution, delivery and performance of this Amendment will not violate any Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected;
(iv)
the execution, delivery and performance of this Amendment will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien of any nature whatsoever upon any of the property or assets of Seller, pursuant to any such agreement;
(v)
except for those obtained or filed on or prior to the date hereof, Seller is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental authority or other agency in connection with or as a condition to the execution, delivery or performance of this Amendment;
(vi)
this Amendment is a legal and binding obligation of Seller and is enforceable against Seller in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights and subject, as to enforceability, to general principals of equity, regardless whether enforcement is sought in a proceeding in equity or at law;

(vii)
this Amendment has been duly executed and delivered by it;
(viii)
no event has occurred and is continuing which constitutes an Event of Default under the Repurchase Agreement or any other Transaction Document or, to Seller’s Knowledge, any event that but for notice or lapse of time or both would constitute an Event of Default; and
(ix)
no change, occurrence, or development exists that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
(g)
Seller represents and warrants to Purchaser, as of the date of this Amendment, that all representations and warranties made by it in Article 9 of the Repurchase Agreement are true and correct in all material respects (unless such representation or warranty expressly relates only to an earlier date in which case Seller represents and warrants to Purchaser that such representation or warranty was true and correct as of such earlier date).
ARTICLE 5

Reaffirmation, Ratification and Acknowledgment
(h)
Seller hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of Purchaser, under each Transaction Document to which it is a party and (ii) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Transaction Documents.
(i)
Guarantor hereby reaffirms the terms and conditions of the Guaranty.
(j)
Each of Seller and Guarantor hereby (i) agree that neither such ratification and reaffirmation above, as applicable, nor Purchaser’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from such Seller and/or Guarantor with respect to any subsequent modifications to the Repurchase Agreement, the Fee Letter or the other Transaction Documents and (ii) agree and acknowledge that each of the Repurchase Agreement, the Fee Letter, the Guaranty and the other Transaction Documents shall each remain in full force and effect and are each hereby ratified and confirmed.
ARTICLE 6

Effectiveness

This Amendment and its provisions shall become effective as of the date this Amendment is executed and delivered by a duly authorized officer of each of Seller, Guarantor and Purchaser.

ARTICLE 7

Governing Law

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE

WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

ARTICLE 8

Miscellaneous
(k)
Except as expressly amended or modified hereby, the Repurchase Agreement, the Fee Letter and the other Transaction Documents shall each be and shall remain in full force and effect in accordance with their terms.
(l)
Each Seller agrees to pay or cause to be paid, as and when billed by Purchaser and as a condition precedent to the effectiveness of this Amendment, all reasonable out-of-pocket costs and expenses paid or incurred by Purchaser in connection with this Amendment and the transactions contemplated hereby, including, without limitation, reasonable outside counsel attorneys’ fees and expenses, and documentation costs and charges.
(m)
This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Transaction Documents.
(n)
This Amendment, the Repurchase Agreement, the Fee Letter and the other Transaction Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written are superseded by the terms of this Amendment, the Repurchase Agreement, the Fee Letter and the other Transaction Documents. This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.
(o)
Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
(p)
Whenever in this Amendment any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives, and permitted successors and assigns of such party. All covenants, promises and agreements in this Amendment, by or on behalf of Seller and Guarantor, shall inure to the benefit of the legal representatives, successors and assigns of Purchaser.
(q)
This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. This Amendment shall be effective and binding as of the date hereof with respect to each party hereto upon the execution and delivery by such party of its signature page of this Amendment, without regard to whether the delivery of such signature page occurs before or after any other party delivers its respective signature page.

(r)
The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.
(s)
This Amendment is a Transaction Document executed pursuant to the Repurchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions of the Repurchase Agreement.
(t)
Nothing contained herein shall affect or be construed to affect any lien, charge or encumbrance created by any Transaction Document or the priority of any such lien, charge or encumbrance over any other liens, charges or encumbrances.
(u)
Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of Purchaser under the Repurchase Agreement, the Fee Letter or any other Transaction Document, (ii) constitute a waiver of any provision of the Repurchase Agreement, the Fee Letter or in any of the other Transaction Documents or of any Default or Event of Default that may have occurred and be continuing or (iii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Repurchase Agreement, the Fee Letter or in any of the other Transaction Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

SELLER:

SCREDIT Mortgage Funding Sub-1, LLC

By:
Name:
Title:

SCREDIT Mortgage Funding Sub-1-T, LLC

By: __________________________________
Name:
Title:

SCREDIT CA FUNDINGS, LLC

By: __________________________________
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGES]

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PURCHASER:

CITIBANK, N.A.

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

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GUARANTOR:

STARWOOD CREDIT REAL ESTATE INCOME TRUST, a Maryland statutory trust

By:
Name:
Title:

[END OF SIGNATURES]

[Citi/SCREDIT – Third Amendment to Master Repurchase Agreement and Other Transaction Documents]